UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2019

Aerojet Rocketdyne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222. N. Pacific Coast Highway, Suite 500

El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 252-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 per share	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2019, Aerojet Rocketdyne Holdings, Inc. (the “Company”) entered into an amended and restated executive retention agreement (the “Amended and Restated Retention Agreement”) with Mark A. Tucker, the Company’s Chief Operating Officer.

The Amended and Restated Retention Agreement amends the Executive Retention Agreement dated December 6, 2018 (the “Original Agreement”) previously entered into by the Company and Mr. Tucker. Among other things, the Amended and Restated Retention Agreement extends the Original Agreement to continue to employ Mr. Tucker as the Chief Operating Officer of the Company until through at least December 31, 2020, and provides that Mr. Tucker will receive certain consideration if he continues to be employed through that date, including:

•	a base salary increase to $540,475 per annum , effective January 1, 2020;

•	accelerated vesting of certain equity grants at conclusion of the retention period and exercisability of stock appreciation rights until their expiration date, as set forth more fully in Exhibit A to the Amended and Restated Retention Agreement;

•	continued receipt of base salary and short-term incentive plan awards, including a lump sum salary payment if an “eligible early termination” (as defined in the Amended and Restated Retention Agreement) occurs; and

•	continued participation in Company’s long-term incentive program in 2020 at a reduced level.

Except as described herein, the terms of the Amended and Restated Retention Agreement are materially consistent with the terms of the Original Agreement.

The foregoing description of the Amended and Restated Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Retention Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

10.1	Amended and Restated Executive Retention Agreement, dated October 31, 2019, by and between Aerojet Rocketdyne Holdings, Inc. and Mark A. Tucker

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019	AEROJET ROCKETDYNE HOLDINGS, INC.

	By:	/s/ Arjun L. Kampani
		Name:	Arjun L. Kampani
		Title:	Vice President, General Counsel and Secretary